                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         Golden Cycle Gold Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          GOLDEN CYCLE GOLD CORPORATION

                                1515 South Tejon
                        Colorado Springs, Colorado 80906

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 5, 2002

                                   ----------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of GOLDEN CYCLE GOLD CORPORATION (the "Corporation"), a Colorado corporation, will be held at the Sheraton Colorado Springs Hotel, Colorado Springs, Colorado, on June 5, 2002, at 9:00 a.m. (local time) for the following purposes:

         1. To elect five (5) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

         2. To consider the approval of the 2002 Stock Option Plan pursuant to which 125,000 shares of the Corporation's Common Stock will be reserved for issuance pursuant to options to be granted to eligible officers and directors of the Corporation; and

         3. To appoint KPMG, LLP independent auditors to audit the books and records of the Corporation at the close of the current year; and

         4. To consider a resolution which the Company has been informed will be proposed by a stockholder of the Company; and

         5. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on April 23, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. The books for transfer of shares of the Corporation will not be closed.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 2001 is enclosed herewith.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

                                        By Order of the Board of Directors,


                                        Kristin M. Steffey
                                        Secretary


April 27, 2002

                          GOLDEN CYCLE GOLD CORPORATION
                                1515 SOUTH TEJON
                        COLORADO SPRINGS, COLORADO 80906

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 5, 2002

         This proxy statement and the accompanying form of proxy are being mailed on or about April 29, 2002 to the holders of record on April 23, 2002 of the Corporation's Common Stock, without par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

         Shares of Common Stock represented by properly executed proxies, if returned in time and not revoked, will be voted in accordance with instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted for the election of the nominees for election to the Board of Directors (Proposal No. 1), for the approval of the 2002 Stock Option Plan (Proposal No. 2), for the appointment of the independent auditors (Proposal No. 3), and against the shareholder proposal, if presented. The Board of Directors is not aware of any other matters intended to be presented for action at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, or if other circumstances not now known make any of the nominees for election to the Board of Directors unable to serve, it is the intention of the persons named in the proxy to vote on such matters or for such other nominees, as the case may be, in their best judgment.

         A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation's Secretary at any time prior to the exercise of the proxy, or by requesting the return of the proxy at the Annual Meeting. A shareholder's presence at the Annual Meeting, without such written notice of revocation or request for return of the proxy, will not cause the proxy to be revoked. Any later dated proxy will revoke a proxy submitted earlier. SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE. PROMPT RESPONSE IS HELPFUL.

         The cost of solicitation of proxies will be paid by the Corporation. In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Corporation's Common Stock to forward proxy materials and annual reports to beneficial owners of such stock, and the Corporation will reimburse such record holders for their reasonable expenses incurred in providing such services.

         Pursuant to the Corporation's By-Laws, the Board of Directors has fixed the close of business on April 23, 2002 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were outstanding 1,888,450 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum. Each share of Common Stock entitles the holder thereof to one vote. Election of directors is by plurality vote, with the five nominees receiving the highest vote totals to be elected as directors. Proposals No. 2, No. 3 and No. 4 require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors. Abstentions are the same as a vote against on other matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

         The Annual Report of the Corporation for the year ended December 31, 2001 is enclosed herewith.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation's Common Stock outstanding as of April 23, 2002.

            NAME AND ADDRESS                 NUMBER OF SHARES                   PERCENT
           OF BENEFICIAL OWNER             BENEFICIALLY OWNED(1)                OF CLASS
           -------------------             ---------------------                --------

         MIDAS Fund, Inc.                      328,900(2)                        17.4%
         11 Hanover Square
         New York, NY  10005

         Taki N. Anagnoston, M.D.               98,443(3)                         5.2%
         700 R. West 6th Street
         Gilroy, California 95020

         Melvin L. Cooper                      100,850(4)                         5.3%
         40 E. 78th St., Apt 14C
         New York, NY 10021

----------

(1) To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2) Does not include an additional 70,500 shares owned by MIDAS Investors Ltd., a registered investment company whose investment advisor is owned by the MIDAS Funds, which is also the investment advisor of Midas
         Fund, Inc. The information provided here is based on a report on
         Schedule 13D dated March 25, 1999.

(3) The indicated number of shares includes 69,416 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 13,850 shares held by a revocable trust for the benefit of Dr. Anagnoston's wife, of which he and his wife are trustees, 1,400 shares beneficially owned by Dr. Anagnoston's wife and 13,777 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners.

(4) Includes 35,900 outstanding shares beneficially owned by Mr. Cooper and registered in his name; 24,950 outstanding shares which are held in a trust of which Mr. Cooper is the trustee and which is revocable by him at his will and 40,000 shares issuable to Mr. Cooper upon exercise of options. Mr. Cooper has sole power to vote and dispose of such shares.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at five. The entire Board of Directors is to be elected at each annual meeting of shareholders, and each Director is elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies. The Board of Directors met three times during 2001. Each director attended 75% or more of the total meetings of the Board and any committee of which he is a member.

         Management intends to nominate for election at the Annual Meeting the individuals named in the following table, which sets forth certain information with respect to each nominee. All of the nominees are currently Directors of the Corporation and together comprise the entire Board of Directors.

                                                                                      SHARES OF COMMON
NAME OF NOMINEE                                                                      STOCK BENEFICIALLY         PERCENT
AGE (YEAR FIRST                                                                         OWNED AS OF             OF CLASS
BECAME DIRECTOR)                        PRINCIPAL OCCUPATION(1)                      APRIL 23, 2002(2)       OUTSTANDING(3)
----------------                        -----------------------                      ------------------      --------------

Orville E. Anderson        Chairman of the Board of the Corporation since                   15,000(4)           0.8%
Age 77 (1998)              April 1999; Managing Director of Andore PTY Ltd.,
                           and Australian gold mining exploration company, 1988
                           to 1993; Director, President and Chief Operating
                           Officer of Mother Lode Gold Mines Consolidated, a
                           gold mining exploration and development company;
                           Director, President and Chief Operating Officer of
                           Pacific Far East Minerals, Inc., a gold mining
                           exploration and development company.

Melvin L. Cooper           Private investor;  formerly Chairman of the Board of            100,850(5)           5.3%
Age 74 (1983)              The Union Corporation, a provider of accounts receivable
                           management and collection services, through January
                           1998 and for more than five years prior thereto.

Rex H. Hampton             Formerly Chairman of the Board of the Corporation                44,002(6)           2.3%
Age 83 (1980)              from May 18, 1989 to July 31, 1993 and President
                           and Chief Executive Officer thereof from August 16,
                           1980 to July 31, 1993; Brigadier General,
                           U.S. Army (Ret.)

R. Herbert Hampton         President and Chief Executive Officer of the Corporation         30,102(7)           1.6%
Age 55 (1999)              since April 1999;  Vice President, Finance from
                           August 1, 1993 to April 1999; Secretary Treasurer of
                           the Corporation from May 1994 to April 1999; and an
                           employee of the Corporation since October 1, 1992.
                           Mr. Hampton served as a Lieutenant Colonel, U.S.
                           Army, for more than five years prior to joining the
                           Corporation.

Frank M. Orrell            Chairman of the Board of Mother Lode Gold Mines                  43,160(8)           2.3%
Age 69 (1989)              Consolidated since 1978 and Chief Executive Officer
                           thereof since 1985; formerly a registered representative
                           with Orrell and Company, Inc., a stock brokerage firm,
                           through April 1991; Chairman of the Board of Pacific
                           Far East Minerals, Inc. since July 1996.

----------

(1) The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated. Correspondence for nominees may be sent to the Company. The address of the persons named in the chart above is c/o Golden Cycle Gold Corporation, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.

(2) Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3) Based on 1,888,450 shares of Common Stock issued and outstanding as of April 23, 2002. Shares issuable within 60 days from the date of this Proxy Statement upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4)      Consists solely of shares issuable upon exercise of options.

(5) Includes 35,900 outstanding shares beneficially owned by Mr. Cooper and registered in his name; 24,950 outstanding shares which are held in a trust of which Mr. Cooper is the trustee and which is revocable by him at his will and 40,000 shares issuable to Mr. Cooper upon exercise of options. Mr. Cooper has sole power to vote and dispose of such shares.

(6) Includes 40,000 shares issuable to Mr. Hampton upon exercise of options.

(7) Includes 30,000 shares issuable to Mr. R. Herbert Hampton upon exercise of options.

(8) Includes 1,500 outstanding shares beneficially owned by Mrs. Orrell, 1,660 outstanding shares held by a revocable retirement trust for the benefit of Mr. Orrell's wife and 40,000 shares issuable to Mr. Orrell upon exercise of options.

         As of April 23, 2002, the officers and directors of the Corporation as a group beneficially owned 234,714 shares of Common Stock or approximately 12.4% of such class. The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 165,000 shares of Common Stock which the officers and directors have the right to acquire within 60 days from the date of this Proxy Statement upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.

INFORMATION CONCERNING EXECUTIVE OFFICERS

         The Corporation's executive officers are Orville E. Anderson, Chairman of the Board, R. Herbert Hampton, President, Chief Executive Officer and Treasurer, and Kristin M. Steffey, Corporate Secretary. Mr. R. Herbert Hampton is the son of Rex H. Hampton, a director and former officer of the Corporation.

COMMITTEE OF THE BOARD OF DIRECTORS

         Pursuant to Paragraph 16 of the Corporation's By-Laws, the Board of Directors has created an Audit Committee, comprised of Messrs. Frank M. Orrell (Chairman), Orville E. Anderson and Melvin L. Cooper, which is empowered to supervise the auditing of the accounts of the Corporation. Its primary duties and responsibilities are to: monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of the Corporation's independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; and performing other duties and functions deemed appropriate by the Board. The Audit Committee met four times during 2001 and was in complete compliance with its charter.

         The Board does not have a formal nominating committee or compensation committee; rather, the Board of Directors performs this function.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR election of the nominees identified above as directors of the Corporation.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information on the compensation earned by Mr. R. Herbert Hampton, the current Chief Executive Officer. The Chief Executive Officer is the highest paid officer of the Corporation:

Name and                                         Annual Compensation          Long Term
Principal                                   -----------------------------    Compensation       All Other
Position                       Year            Salary           Bonus        Option Awards     Compensation
---------                  ------------     ------------     ------------    -------------     ------------

R. Herbert Hampton                 2001     $     78,602               --            5,000               --
President, Chief                   2000           76,315               --            5,000               --
Executive Officer                  1999           75,000               --            5,000               --
and Treasurer

----------

                        OPTION GRANTS DURING FISCAL 2001

         The following table sets forth information related to options granted to Mr. Hampton during fiscal 2001.

                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                                                                                   Annual Rates of
                                                                                                     Stock Price
                                        % of Total                                                Appreciation for
                                      Options Granted     Exercise or                               Option Term(2)
                         Options       to Employees        Base Price       Expiration      -----------------------------
Name                    Granted(1)      Fiscal Year         ($/sh)             Date              5%               10%
----                   ------------   ---------------     ------------     ------------     ------------     ------------
R. Herbert Hampton            5,000              100%     $       5.19         6/4/2011     $     16,304     $     41,318

----------

(1) Option granted under the 1997 Officers' and Directors' Stock Option Plan. The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee. The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2) The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation's Common Stock.

   AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to the value of stock options held by Mr. R. Herbert Hampton at fiscal year end.

                                                          Number of Securities           Value of Unexercised
                         Shares                          Underlying Unexercised             In-the-Money
                        Acquired                          Options at FY-End(#)          Options at FY-End($)(1)
                           On            Value        ----------------------------    ----------------------------
Name                    Exercise      Realized($)     Exercisable    Unexercisable    Exercisable    Unexercisable
----                    --------      -----------     -----------    -------------    -----------    -------------

R. Herbert Hampton          --             --            30,000             --               --              --

----------

(1) Mr. Hampton holds options entitling him to purchase 30,000 shares of the Corporation's Common Stock. The exercise prices for those options all exceed $5.00 per share (the fair market value of a share of the Corporation's Common Stock on December 31, 2001).

COMPENSATION OF DIRECTORS

         The compensation payable to directors is established periodically by the Board, and is the subject of the shareholder proposal within this proxy. During 2001, each non-management director was paid a fee in the amount of $3,000 per meeting attended. For 2002, each non-management member of the Board will be paid a fee of $3,000 for each meeting attended unless proposal no. 4 of this proxy is passed by the shareholders of the Corporation. Directors are also entitled to reimbursement of expenses incurred in connection with such attendance. Members of the Audit Committee are entitled to a fee of $350 for each formal committee meeting.

         Under the terms of the 1997 Officers' and Directors' Stock Option Plan, on June 4th of each year, each director and executive officer of the Corporation will automatically receive an option to purchase 5,000 shares of the Corporation's Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 25,000 shares of Common Stock under such plan. To date, options to purchase 115,000 shares of the Corporation's Common Stock have been granted under the plan and are currently outstanding. During 2002, one director will receive options under the plan unless proposal no. 2 in this proxy is passed by the shareholders of the Corporation. If passed, proposal no.2 in this proxy will create the 2002 Stock Option Plan under which each director of the Corporation will receive an option to purchase 5,000 shares of the Corporation's Common Stock, as above, with the additional limitation that at no time will the aggregate issued and outstanding options of the Corporation's Common Stock exceed a number which is equal to 10% of the Corporation's outstanding Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the Pacific Exchange reports of ownership and changes in ownership of the Corporation's Common Stock. Copies of such forms are required to be furnished to the Corporation. Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 2001, its directors, executive officers and 10% shareholders complied with the Section 16(a) requirements.

                                 PROPOSAL NO. 2

             APPROVAL OF THE ADOPTION OF THE 2002 STOCK OPTION PLAN

         As the Board of Directors believes that the granting of stock options promotes continuity of management and identity of interest between directors and shareholders, the Board has approved, and proposes that the shareholders of the Corporation approve, the adoption of the 2002 Stock Option Plan (the "2002 Plan"). The 2002 Plan provides for the automatic annual grants to each participant of options ("Automatic Options") to purchase up to a maximum of 5,000 shares of the Corporation's Common Stock per year, up to a maximum of 25,000 shares for any one participant during the life of the 2002 Plan. The plan also provides that the total of current outstanding options equal no more than 10% of the Corporation's outstanding Common Stock after the completion of the grant for the year.

         The 2002 Plan would supercede all previous plans and eliminate the possibility of any future stock option grants under those plans. The Corporation currently has one other plan pursuant to which stock options may be granted, the 1997 Stock Option Plan (the "1997 Plan"). Under the 1997 Plan, options may be granted to Directors and Officers of the Corporation and its subsidiaries. As of the Record Date, options to purchase a total of 150,000 shares are issued (of which 115,000 remain outstanding), and 50,000 shares remain available for grant under the 1992 Plan. The Corporation also formerly maintained, from 1992 to 1994, a Directors Stock Option Plan, pursuant to which options to purchase a total of 90,000 shares were issued to directors on an automatic basis; no further options may be granted under that plan.

         On April 27, 2002, the last reported sale price of the Corporation's Common Stock on the Pacific Exchange was $10.50 per share.

RECOMMENDATION OF BOARD OF DIRECTORS

         The Board of Directors recommends a vote for approval of Proposal No.
2. The affirmative vote required to approve the adoption of the 2002 Plan is a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

DESCRIPTION OF THE 2002 PLAN

         The following description of the 2002 Plan is qualified in its entirety by reference to the copy of the plan annexed hereto as Appendix A.

         The 2002 Plan was adopted by the Board of Directors on November 7, 2001. If approved by the shareholders of the Corporation, an aggregate of 125,000 shares of Common Stock will be reserved for issuance pursuant to Automatic Options to be granted under the 2002 Plan. All directors of the Corporation who have served in such capacity for at least one full year (the "Participants") will be eligible to be granted Automatic Options under the 2002 Plan. No person may receive options to purchase more than an aggregate of 25,000 shares under the 2002 Plan. All of the Corporation's five directors, including one director who is also an executive officer of the Corporation officer will be eligible to participate in the 2002 Plan, if it is approved at the Annual Meeting.

         If the 2002 Plan is approved by the shareholders, each director will automatically receive an Automatic Option to purchase 5,000 shares of Common Stock, effective as of the date of the Annual Meeting. In addition, on each anniversary of such date, each Participant on that date will receive an Automatic Option to purchase 5,000 shares of Common Stock. At no time may the total outstanding options exceed 10% of the Company's outstanding Common Stock under the 2002 Plan. If the number of option shares available to be granted (10% of the Company's outstanding Common Stock less the number of outstanding options immediately prior to the date of grant) is less that the number of option shares which would be granted under the 2002 Plan, the number of shares subject to each Automatic Option shall be determined by dividing the total number of option shares available to be granted Plan by the number of eligible Participants at that time. No person may receive Automatic Options to purchase more than an aggregate of 25,000 shares, at which time the Participant shall be ineligible to receive any further Automatic Options under the 2002 Plan. If the number of shares remaining in the 2002 Plan on a date of grant are insufficient to grant Automatic Options to purchase 5,000 of Common Stock to each eligible Participant, the number of shares subject to each Automatic Option shall be determined by dividing the total number of shares remaining in the 2002 Plan by the number of eligible Participants at that time. The number of shares of Common Stock covered by an Automatic Option is subject to adjustment for stock splits, mergers, consolidations, combinations of shares, reorganizations, and recapitalizations.

         Automatic Options will be granted with an exercise price equal to the Fair Market Value of a share of Common Stock on the date of the grant. Fair Market Value of a share of Common Stock is defined as the closing sale price per share of the Corporation's Common Stock as reported on the Pacific Exchange on the date of grant. If the Common Stock is not then listed on the Pacific Exchange, the 2002 Plan provides that the Fair Market Value shall be determined by reference to the closing sale price for such stock on any national securities exchange on which the Common Stock is listed or, if such stock is not listed on a national securities exchange, by reference to quotations from the National Association of Securities Dealers Inc. Automated Quotation System. If there is no quotation available on the date of grant, the Fair Market Value shall be determined by reference to the applicable price on the first day preceding the date of grant for which quotations are available. Automatic Options will not be incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

         The exercise price of Automatic Options under the 2002 Plan may be paid in cash or with shares of Common Stock owned by the Participant. Automatic Options may be exercised within the period commencing on the date of grant and ending on the earliest of (i) the date on which the service of the Participant as an officer or director is terminated for cause, (ii) six months after the Participant voluntarily ceases to be an officer or director of the Corporation,
(iii) one year after the date on which the Participant ceases to be an officer or director for any other reason and (iv) the tenth anniversary of the date of grant. In the event of the Participant's death, the Automatic Option may be exercised, if and to the extent that such deceased optionee was entitled to exercise the Option at the time of death, by the executor of the estate of the decedent or by the person or persons to whom the deceased Participant's rights pass by will or by the laws of descent and distribution of the state of his or her domicile at the time of his or her death for a period of one year after the date of death. In the event any Participant incurs any tax liability as a result of the exercise of an Automatic Option, the 2002 Plan permits such Participant to satisfy such liability by either delivery of previously owned shares of Common Stock to the Corporation or by directing the Corporation to withhold a portion of the shares which would otherwise be issuable upon exercise.

         The Board of Directors has the power to terminate or amend the 2002 Plan from time to time in such respects as it deems advisable, except that no termination or amendment shall materially adversely affect any outstanding Automatic Option without the consent of the Participant. Except to the extent necessary to govern Automatic Options, the 2002 Plan shall terminate on June 5, 2012.

         The 2002 Plan shall be administered by the Board of Directors. As the 2002 Plan specifically identifies the Participants, the date of grant of Automatic Options, the number of shares to be subject thereto, the exercise price, duration and other significant terms thereof, the administration, interpretation and construction of the 2002 Plan by the Board will be essentially ministerial in nature. The 2002 Plan provides that the interpretation and construction of the 2002 Plan by the Board shall be final.

         New Plan Benefits Table The following table sets forth the number of Automatic Options that will be granted under the 2002 Plan in 2002 to R. Herbert Hampton, the Corporation's President and Chief Executive Officer, and the Corporation's non-employee directors as a group:

Name or Group                                             Number of Automatic Options
-------------                                             ---------------------------

R. Herbert Hampton                                                     5,000
Executive Officer

Non-Employee Directors                                                20,000
     as a Group (4 persons)

FEDERAL INCOME TAX CONSEQUENCES

         All Automatic Options to be issued under the 2002 Plan will be non-incentive stock options. A non-incentive stock option is a stock option which is not covered by certain specific sections of the Internal Revenue Code (the "Code") relating to stock options. The Corporation believes that Automatic Options granted under the 2002 Plan will not have a readily ascertainable fair market value, as defined by Treasury Regulation Section 1.83-7. Therefore, a Participant will not recognize income until shares are acquired upon the exercise of an Automatic Option. Upon exercise, the excess, in any, of the fair market value of the shares acquired over the exercise price thereof will be recognized by the Participant as compensation income. For this purpose, the fair market value is determined without regard to any restriction on the transfer of the shares other than a permanent restriction. Additional rules may apply in the event the sale of shares acquired upon exercise of an Automatic Option would be subject to Section 16(b) of the Securities Exchange Act of 1934.

         The Participant's tax basis will be an amount equal to the cash paid upon the exercise of an Automatic Option, increased by any amount includable in gross income of the Participant. Upon a later disposition of shares received as a result of exercise of an Automatic Option, gain or loss will be measured by the difference between the sale proceeds and such tax basis. The gain or loss will generally be treated as capital gain or capital loss, provided the shares are capital assets in the hands of the Participant.

         If a Participant surrenders shares of Common Stock in payment of all or part of the aggregate exercise price of an Automatic Option, the Participant will recognize income if the fair market value of the shares received exceeds the exercise price thereof. In such event, the Participant must include the amount of such excess in gross income, as compensation. If the exercise price of an Automatic Option is paid solely in shares, the Participant's tax basis for the shares received equal in value to the shares surrendered will be the Participant's basis for the surrendered shares and the tax basis of the remainder of the shares will be the amount of compensation income recognized. (Code Sections 1036(b) and 1031(d).

         The Corporation generally will be entitled to a tax deduction in an amount equal to the compensation income recognized by a Participant as a result of the exercise of an option, subject to the limitations on deductibility of certain compensation in excess of $1 million contained in Section 162(m) of the Code. (Code Sections 83(h) and 162).

         Any amount treated as compensation received by a Participant as a result of an exercise of an Automatic Option and which is related to the Participant's employment by the Corporation is subject to Federal income tax withholding and employment taxes.

         The foregoing is a general description of Federal income tax consequences. In connection with their particular income tax liability, optionees are urged to obtain professional advice regarding the applicability of Federal, state and local tax laws.

                                 PROPOSAL NO. 3

                        ELECTION OF INDEPENDENT AUDITORS

         On November 7, 2001, the Board of Directors re-appointed KPMG, LLP ("KPMG") as independent auditors of the Corporation, subject to shareholders' approval. It is intended that, in the absence of a contrary direction, votes will be cast pursuant to the accompanying proxies for the appointment of KPMG as independent auditors to audit the books and records of the Corporation at the close of the current calendar year. Neither KPMG nor any of its partners has any financial interest in or any connection (other than as independent certified public accountants) with the Corporation. A representative of KPMG is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and will respond to appropriate questions from shareholders present at the meeting.

                          GOLDEN CYCLE GOLD CORPORATION
                             AUDIT COMMITTEE REPORT

         The Golden Cycle Gold Corporation Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee has three members, each of whom is independent as defined by applicable SEC and auditing standards. The Committee operates under a written charter, adopted by the Board mid-year 2000.

         The Committee assists the Board of Directors by overseeing the 1) integrity of the Company's financial reporting and internal control, 2) independence and performance of the Company's independent auditors, 3) and provides an avenue of communication between management, the independent auditors, and the Board of Directors.

         In the course of providing its oversight responsibilities regarding the 2001 financial statements, the Committee reviewed the 2001 audited financial statements, which appear in the 2001 Annual Report to Shareholders, with management and the Company's independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

         The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61.

         The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. During the year 2001 the Committee met with the independent auditors four times.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the SEC on Form 10-K for the year ended December 31, 2001. The Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Corporation for the year 2002.

AUDIT FEES

         The fees paid by the Corporation to KPMG LLP for services provided in 2001 were as follows:

         Audit Fees                                                             $22,000
         Corporate Tax Preparation Fees                                           8,500

    PROPOSED STOCKHOLDER RESOLUTION FOR NON-MANAGEMENT DIRECTOR COMPENSATION
                            (Item 4 on the Proxy Card

         Mr. G. John Gruen, III, 5686 Maxwelton Road, Oakland, CA 94618, a shareholder, has given notice that he intends to present for action at the Annual Meeting the following resolution:

                  Be it resolved that: annual compensation for non-management directors not exceed $3,000 and that such compensation be proportionately reduced if such director does not attend a meeting."

SUPPORTING STATEMENT

         Once again Management's 2002 Proxy Statement reiterates the universally recognized and laudable statement, "MAINTAINING QUALIFIED DIRECTORS IS CHALLENGING FOR ALL CORPORATIONS." I am confident we can all agree.

         However, the question begging to be asked of Management of a company whose annual guaranteed income is only $250,000 and whose major stated mission is the exploration and development of new resources and reserves is: Does the Company and shareholder significantly benefit from paying compensation and expenses to Directors of approximately $30,000 annually when the total stated annual Company Exploration Expenses were only $51,754 for 2001, $16,931 for 2000, $0 for 1999 and $108,522 for 1998.* By most conventional measures and standards, this seems to be an extremely high ratio of Director compensation to new exploration and development expenditures.

         Historically, outside directors have been elected, and compensated, for the influence and bottom-line contributions they bring to the corporations they manage and represent.

         As shareholders, I believe we can all agree that compensation for qualified directors should be tied directly to results. Increased assets per share should mirror increased director compensation. Unrealistic and volatile stock quotations, skewed by "extremely" low trading volume, and "business as usual" year after year, should not.

         Thank you for your kind consideration of this resolution. Your vote in FAVOR can result in a greatly strengthened company by eventually attracting qualified professional directors truly focused on building shareholder wealth. The reason: Shareholders should, and hopefully will, reward directors in direct proportion to their bottom-line performance.

(*as stated in the Company's Consolidated Statements of Operations and represent only expenditures made on the Company's new exploration and development opportunities, not properties held within the J.V. The Company is not liable or responsible for any out-of-pocket exploration and development expenditures on the J.V. properties.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

         Maintaining qualified directors requires providing adequate compensation for the assumption of responsibility as a director of a public corporation. A balance must be achieved between what is affordable to the Corporation and what is required to attract and retain persons capable of managing the affairs of the Corporation. Golden Cycle Gold has provided stock options to supplement cash payments and to align the directors' interests with those of the stockholders. The Board believes that the proposal to limit the Board's discretion on compensation of non-management directors would not be in the best interest of the Corporation or its stockholders.

         Accordingly, the Board recommends a vote AGAINST this proposal.

          SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         A Shareholder proposal to be presented at the 2003 Annual Meeting of Shareholders must be received at the Corporation's office at 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906 no later than December 31, 2002 in order to be included in the proxy materials for that meeting.


                                        By Order of the Board of Directors



Colorado Springs, Colorado              Kristin M. Steffey
April 27, 2002                          Secretary

                                   APPENDIX A

                          GOLDEN CYCLE GOLD CORPORATION

                             2002 STOCK OPTION PLAN

         SECTION 1. ESTABLISHMENT. There is hereby established the Golden Cycle Gold Corporation 2002 Stock Option Plan (the "2002 Plan") pursuant to which certain directors of Golden Cycle Gold Corporation (the "Company") may be granted options to purchase shares of common stock, without par value ("Common Stock"), and thereby share in the future growth of the business. The purpose of the 2002 Plan is to promote continuity of management and identity of interest between directors and shareholders of the Company.

         SECTION 2. STATUS OF OPTIONS. The options to be issued pursuant to this 2002 Plan (the "Options") shall not constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         SECTION 3. ELIGIBILITY. All directors of the Company who have served in such capacity for at least one full year (collectively, the "Participants") shall be eligible to be granted Options under this 2002 Plan.

         SECTION 4. NUMBER OF SHARES COVERED BY OPTIONS; NO PREEMPTIVE RIGHTS. The total number of shares which may be issued and sold pursuant to Options granted under this 2002 Plan shall be 125,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with
Section 8 of this 2002 Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted). The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any shareholder. If any outstanding Option granted under this 2002 Plan is terminated, for any reason, or expires without having been fully exercised, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this 2002 Plan.

         SECTION 5. ADMINISTRATION.

         (a) This 2002 Plan shall be administered by the Board of Directors. A majority of the members of the Board shall constitute a quorum. All determinations of the Board shall be made by a majority of such quorum or by a written consent signed by all members of the Board.

         (b) Options shall be automatically granted to Participants in accordance with Section 6 hereof and shall be issued upon the terms and conditions set forth in Section 7 hereof. No Options shall be granted hereunder other than as provided in Section 6 hereof. Accordingly, the persons to whom Options shall be granted, the number of shares subject thereto and the material terms and conditions governing the Options will not be subject to the discretion of the Board. However, if any questions of interpretation of this 2002 Plan or of any Options issued hereunder shall arise, they shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the 2002 Plan.

         (c) The granting of an Option pursuant to this 2002 Plan shall not confer upon the Participant any right to be continued as a director of the Company or any of its subsidiaries. In addition, the granting of an Option pursuant to this 2002 Plan shall not confer upon the Participant any rights of a shareholder of the Company with respect to any shares issuable upon exercise of an Option unless and until a certificate for such shares has been issued and delivered to him.

         SECTION 6. NON-DISCRETIONARY GRANTS. Following approval of this 2002 Plan by the shareholders of the Company, during the term of this 2002 Plan, Options shall be automatically granted to Participants as follows:

         (a) an Option to purchase 5,000 shares of Common Stock will be granted to each person who is then a Participant on the date (the "Initial Grant Date") of the Annual Meeting of the Board of Directors following the Annual Meeting of the Shareholders at which the Plan is approved; and

         (b) an Option to purchase 5,000 shares of Common Stock will be granted to each person who is then a Participant on each anniversary of the Initial Grant Date (the Initial Grant Date and each anniversary thereof on which options are granted hereunder to be hereinafter referred to as a "date of grant"), until the Participant has received options under this 2002 Plan entitling him to purchase an aggregate of 25,000 shares (which number shall be adjusted in a means consistent with an adjustment made to the 125,000 share number referred to in Section 8), at which time such Participant shall be ineligible to receive any further Options under this 2002 Plan. At no time may the total outstanding options exceed 10% of the Company's outstanding Common Stock under the 2002 Plan. If the number of option shares available to be granted (10% of the Company's outstanding Common Stock less the number of outstanding options immediately prior to the date of grant) is less that the number of option shares which would be granted under the 2002 Plan, the number of shares subject to each Automatic Option shall be determined by dividing the total number of option shares available to be granted Plan by the number of eligible Participants at that time. If the number of shares remaining in the 2002 Plan on any date of grant is insufficient to grant each eligible Participant an Option to purchase 5,000 shares of Common Stock, each eligible Participant will receive an Option to purchase a number of shares of Common Stock to be determined by dividing the total number of shares remaining in the 2002 Plan by the number of eligible Participants at that time and, if necessary, rounding down to the nearest number of whole shares.

         SECTION 7. TERMS AND CONDITIONS OF OPTIONS; STOCK OPTION AGREEMENTS. Each Option granted pursuant to this 2002 Plan shall be evidenced by a written agreement between the Participant and the Company which shall be subject to the following terms and conditions:

         (a) The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value ( as hereinafter defined) of the shares subject to such Option on the date of grant. For purposes of this Section, the "Fair Market Value" of a share of Common Stock shall be the closing sale price per share of the Company's Common Stock as reported on the Pacific Exchange on the date of grant. If the Common Stock is not traded on the Pacific Exchange on the date of grant, then the Fair Market Value shall be (i) if the Common Stock is then listed on any other national securities exchange, the closing sale price per share as reported by such exchange on the date of grant; (ii) if the Common Stock is not listed on a national securities exchange but is listed on the National Association of Securities Dealers' NASDAQ Stock Market ("NASDAQ"), the closing sale price per share of the Common Stock as reported by NASDAQ on the date of grant; (iii) if the Common Stock is listed on NASDAQ, but closing sales prices are not reported with respect to the Common Stock, the mean between the high bid and low asked prices per share of the Common Stock as reported by NASDAQ on the date of grant; or (iv) if the Common Stock is not listed on NASDAQ, the mean between the closing bid and asked prices per share of the Common Stock on the date of grant as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock. If there is no quotation available on the date of grant, the fair market value shall be determined by reference to the applicable price on the first day preceding the date of grant for which quotations are available.

         (b) The exercise price of the shares to be purchased pursuant to an Option shall be paid (i) in full either in cash or by check, (ii) by delivery (i.e., surrender) of shares of Common Stock of the Company owned by the Participant with a Fair Market Value (as defined above) at the time of the exercise of the Option equal to the exercise price, or (iii) by a combination of
(i) and (ii). In addition, to the extent permitted by applicable law, the exercise price may be paid by one or more brokerage firms pursuant to arrangements whereby such firm or firms, on behalf of a Participant, shall pay to the Company the exercise price of the Option being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall deliver shares being purchased to such firm.

         (c) Each Option shall be exercisable during the period commencing on the date of grant and ending on the earliest of (i) the date on which the Participant's service as a director is terminated for cause, (ii) six months after the Participant voluntarily ceases to be a director of the Company, (iii) one year after the date on which the Participant ceases to be a director of the Company for any other reason and (iv) the tenth anniversary of the date of grant. In the event of the Participant's death, the Option may be exercised, if and to the extent that such deceased Optionee was entitled to exercise the Option at the time of death, by the executor of the estate of the decedent or by the person or persons to whom the deceased Participant's rights pass by will or by the laws of descent and distribution of the state of his or her domicile at the time of his or her death for a period of one year after the date of death.

         (d) Each Option shall be non-transferable by the Participant except by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or to a member of Participant's immediate family (i.e., spouse, children, parents, or siblings) or a trust for the benefit of such person.

         (e) Unless a registration statement with respect to the shares to be purchased upon exercise of the Option is in effect under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, a Participant's right to purchase the shares shall be subject to the condition that the Company shall have received such assurance as it may reasonably request that such purchase will be in accordance with an applicable exemption from the registration requirements of each such law. The Company shall not be obligated to issue or deliver any shares upon exercise of the Option if to do so would violate the Securities Act or any state securities law and the Company shall have no obligation to file any registration statement or to take any other action required or permitted by any such law. The Company shall give the Participant and his counsel access to such information as may reasonably be requested to enable such counsel to express an opinion as to the availability of an exemption from such registration requirements.

         (f) If, in connection with the exercise of an Option by a Participant, the Company is required to withhold any tax for Federal Insurance Contribution Act purposes and/or any federal, state or local income tax or taxes, each Participant may, subject to the restrictions herein contained, satisfy, in whole or part, the Participant's obligation to pay to the Company the amount of such tax or taxes by electing (1) to have the Company withhold a portion of the shares of Common Stock which would otherwise be issuable to such Participant upon exercise of the Option or (2) to deliver and transfer to the Company shares of Common Stock previously owned by the Participant, or (3) by a combination of the means specified in clauses (1) and (2) above; provided, however, that the amount of federal, state and local income taxes that may be paid by delivery or withholding of shares of Common Stock shall not exceed the applicable maximum marginal rate. The amount of any withholding tax not paid by delivery or withholding of shares of Common Stock shall be paid by the Participant to the Company in cash. Shares of Common Stock delivered or withheld shall have a Fair Market Value (as defined in Sections 7(a) hereof) equal to the amount of tax required to be withheld, or such part of such tax that the Participant elects to pay with shares of Common Stock. The Fair Market Value of the shares of Common Stock delivered to or withheld by the Company shall be determined as of the date the amount of tax to be withheld is determined (the "Tax Date") or if shares of Common Stock did not trade on the Tax Date, as of the last previous date shares of Common Stock did so trade. An election by a Participant to deliver shares of Common Stock or to have shares of Common Stock withheld to satisfy tax withholding requirements shall be made in writing, shall be delivered to the Secretary of the Company and shall not be effective until so delivered, and shall be irrevocable.

         SECTION 8. ADJUSTMENT OF NUMBER OF SHARES. If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number or shares reserved for issuance pursuant to this 2002 Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock then subject to any such Option and for each share of Common Stock reserved for issuance pursuant to this 2002 Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board such substitution cannot be effected or would be inappropriate, or if the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this Section 8, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the 2002 Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Board and shall be effective and binding for all purposes of this 2002 Plan and of each stock option agreement. In the case of any substitution or adjustment as provided for in this Section 8, the aggregate option price in each stock option agreement for all shares covered thereby prior to such substitution or adjustment will be the aggregate option price for all shares of stock or other securities (including any fraction) which shall have been substituted therefor pursuant to this Section 8. No adjustment or substitution provided for in this Section 8 shall require the Company, in any stock option agreement, to sell a fractional share. Accordingly, any fraction of a share or other security which results from any such adjustment of substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

         SECTION 9. EFFECTIVE DATE AND TERM OF PLAN. This plan shall become effective on the date of its approval by vote of the shareholders of the Company. Except to the extent necessary to govern outstanding Options issued, this Plan shall terminate on, and no additional Options shall be granted after the tenth anniversary of the date on which such approval is obtained, unless earlier terminated by the Board of Directors in accordance with Section 10 hereof.

         SECTION 10. TERMINATION AND AMENDMENT OF PLAN. This 2002 Plan may be terminated or amended from time to time by vote of the Board of Directors; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Participant, except that the effectiveness of any amendment which, under any applicable statute, rule or regulation (including but not limited to rules of the Pacific Stock Exchange) requires shareholder approval, will be subject to obtaining such approval.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          GOLDEN CYCLE GOLD CORPORATION

                                  JUNE 5, 2002

           \/    PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED    \/

A [X]   Please mark
        your votes as
        in this example.


                                   The Board of Directors recommends a vote "FOR" all nominees in Proposal No. 1, "FOR" Proposals No. 2 and No. 3, and "AGAINST"
                                   Proposal No. 4.                                                      FOR     AGAINST     ABSTAIN
                                                                   PROPOSAL 2.       APPROVAL OF THE    [ ]       [ ]         [ ]
  PROPOSAL 1.   [ ]       [ ]      NOMINEES:                                  PROPOSED 2002 STOCK
    ELECTION                                                                  OPTION PLAN.
    OF                             Orville E. Anderson
    DIRECTORS:                              Melvin L. Cooper       PROPOSAL 3.       TO RATIFY THE      [ ]       [ ]         [ ]
                                            Rex H. Hampton                    APPOINTMENT OF KPMG PEAT
For, except vote withhold from the          Frank M. Orrell                   MARWICK LLP AS INDEPENDENT
following nominee(s):                       R. Herbert Hampton                AUDITORS TO AUDIT THE
                                                                              BOOKS AND RECORDS OF THE
__________________________________                                            CORPORATION AT THE CLOSE
                                                                              OF THE CURRENT YEAR.

                                                                   PROPOSAL 4.       SHAREHOLDER        [ ]       [ ]         [ ]
                                                                              PROPOSAL RELATING TO NON-
                                                                              MANAGEMENT DIRECTOR
                                                                              COMPENSATION.

                                                                   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                                   OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS
                                                                   PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                                                                   HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,
                                                                   THE PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL NO. 1,
                                                                   "FOR" PROPOSALS NO. 2 AND NO. 3, AND "AGAINST" PROPOSAL NO. 4.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)_____________________________________________________________________  DATE____________________________________

NOTE: Please sign exactly as name appears hereon. When shares are held in the name of Joint holders, each should sign. When signing as attorney, executor, trustee, or guardian, etc. please so indicate. If a corporation, please sign in full corporate name by authorized officer. If a partnership please sign in partnership name by an authorized person.

                          GOLDEN CYCLE GOLD CORPORATION
                                      PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2002

         The undersigned shareholder of GOLDEN CYCLE GOLD CORPORATION (the "Corporation") hereby appoints R. Herbert Hampton and Kristin M. Steffey, or either of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Sheraton Hotel, Colorado Springs, Colorado, on June 5, 2002 at 9:00 a.m. (local time) or any adjournment or postponement thereof.

                         (TO BE SIGNED ON REVERSE SIDE)